UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 19, 2005

Date of report (Date of earliest event reported)
PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-31720	30-0168701

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

800 Nicollet Mall, Suite 800
Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(Zip Code)
(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 19, 2005, Piper Jaffray Companies (the “Company”) reported its financial results for its third fiscal quarter ended September 30, 2005. See the Company’s press release dated October 19, 2005, which is furnished as Exhibit 99 hereto.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibit
          99 Press Release dated October 19, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: October 19, 2005	By	/s/ Sandra G. Sponem

Sandra G. Sponem
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
99	Press Release dated October 19, 2005	Filed Electronically